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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                            -----------------------

                                  FORM 8-K/A

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported):  February 7, 1998
                                                         ----------------

                              CABLETRON SYSTEMS, INC
             -----------------------------------------------------
               (Exact name of Registrant as Specified in Charter)


        DELAWARE                           0-10228             04-2797263
-----------------------------------    ----------------   -------------------
 (State or Other Jurisdiction          (Commission File     (I.R.S. Employer
     of Incorporation)                      Number)        Identification No.)


         35 Industrial Way, Rochester, NH                     03867
         ---------------------------------------            ---------
         (Address of Principal Executive Offices)           (Zip Code)


                                (603) 332-9400
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              (Registrant's telephone number including area code)


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     The undersigned Registrant hereby amends Item 7 of its Current Report on
Form 8-K for an event occurring on February 7, 1998 and filed on February 9, 1998, as follows:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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         FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

     (A) Audited Financial Statements of Business Acquired for the Fiscal Year
         ---------------------------------------------------------------------
         Ended June 28, 1997.
         -------------------

         1. Report of Independent Accountants

         2. Audited Statement of Revenue and Direct Expenses for Fiscal Year ended June 28, 1997

         3. Audited Statement of Assets Sold as of June 28, 1997

     (B) Unaudited Financial Statements of Business Acquired for the Three
         -----------------------------------------------------------------
         Months Ended September 27, 1997.
         -------------------------------

         1. Unaudited Statement of Revenue and Direct Expenses for the Three Months ended September 27, 1997

         2. Unaudited Statement of Assets Sold as of September 27, 1997

     (C) Notes to Financial Statements of Business Acquired
         --------------------------------------------------

         PRO FORMA FINANCIAL INFORMATION

     (D)  Unaudited Pro Forma Financial Statements of the Registrant
          ----------------------------------------------------------

          1. Unaudited Pro Forma Combined Statement of Income for the Fiscal Year ended February 28, 1997.

          2. Unaudited Pro Forma Combined Statement of Income for the Nine Months ended November 30, 1997.

          3. Unaudited Pro Forma Combined Balance Sheet at November 30, 1997.

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        EXHIBITS

Exhibit No.  Title
-----------  -----

    2.1 Asset Purchase Agreement dated as of November 24, 1997 (the "Asset Purchase Agreement"), by and among the Registrant, Ctron and Digital, including a list briefly identifying the contents of the exhibits and disclosure schedules to the Asset Purchase Agreement. (Incorporated by reference from Exhibit 2.1 to the Registrant's Form 10-Q, for the quarterly period ended November 30, 1997, filed on January 14, 1998.)*

    2.2 First Amendment to Asset Purchase Agreement dated as of February 7, 1998 (the "APA Amendment") by and among the Registrant, Ctron and Digital. The exhibits and disclosure schedules to the APA Amendment are not included with the APA Amendment. A list briefly identifying the contents of such omitted exhibits and disclosure schedules is included herein. The Registrant agrees to furnish supplementally to the Commission, upon request, a copy of such exhibits and disclosure schedules.

   10.1 Reseller and Services Agreement dated as of November 24, 1997, as amended, by and between the Registrant and Digital (the "Reseller Agreement"), including a list briefly identifying the contents of the exhibits and disclosure schedules to the Reseller Agreement. (Incorporated by reference from Exhibit 10.1 to the Registrant's Form 10-Q, for the quarterly period ended November 30, 1997, filed on January 14, 1998.)*

   10.2 Amendment No. One to Reseller Agreement dated as of February 7, 1998 (the "Reseller Amendment"). The exhibits and disclosure schedules to the Reseller Amendment are not included with the Reseller Amendment. A list briefly identifying the contents of such omitted exhibits and disclosure schedules is included herein. The Registrant agrees to furnish supplementally to the Commission, upon request, a copy of such exhibits and disclosure schedules.*

* Confidential Treatment has been requested as to certain portions of this agreement. The term "Confidential Treatment" and the mark (*) is used throughout the agreement in order to indicate that material has been omitted and separately filed with the Securities and Exchange Commission.

   23        Consent of Coopers & Lybrand L.L.P.


   99        Press Release of the Registrant dated February 9, 1998.
             (Previously filed)

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CABLETRON SYSTEMS, INC.



Date:  March 4, 1998              By:  /s/ David J. Kirkpatrick
                                       ----------------------------------------
                                       Senior Vice President and
                                       Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit Number                Description                                   Page
--------------                -----------                                   ----

   7(A)(1)     Report of Independent Accountants

   7(A)(2) Audited Statement of Revenue and Direct Expenses for the Fiscal Year ended June 28, 1997

   7(A)(3)     Audited Statement of Assets Sold as of June 28, 1997

   7(B)(1) Unaudited Statement of Revenue and Direct Expenses for the Three Months Ended September 27, 1997

   7(B)(2)     Unaudited Statement of Assets Sold as of September 27,
               1997

   7(C)        Notes to Financial Statements of Business Acquired

   7(D)(1) Unaudited Pro Forma Combined Statement of Income for the Fiscal Year ended February 28, 1997

   7(D)(2) Unaudited Pro Forma Combined Statement of Income for the Nine Months ended November 30, 1997

   7(D)(3)     Unaudited Pro Forma Combined Balance Sheet at November 30, 1997

   2.1 Asset Purchase Agreement dated as of November 24, 1997 (the "Asset Purchase Agreement"), by and among the Registrant, Ctron, and Digital, including a list briefly identifying the contents of the exhibits and disclosure schedules to the Asset Purchase Agreement. (Incorporated by reference from Exhibit 2.1 to the Registrant's Form 10-Q, for the quarterly period ended November 30, 1997, filed on January 14, 1998.)*

    2.2 First Amendment to Asset Purchase Agreement dated as of February 7, 1998 (the "APA Amendment") by and among the Registrant, Ctron and Digital. The exhibits and disclosure schedules to the APA Amendment are not included with the APA Amendment. A list briefly identifying the contents of such omitted exhibits and disclosure schedules is included herein. The Registrant agrees to furnish supplementally to the Commission, upon request, a copy of such exhibits and disclosure schedules.

Exhibit Number                   Description                                Page
--------------                   -----------                                ----

   10.1 Reseller and Services Agreement dated as of November 24, 1997, as amended, by and between the Registrant and Digital (the "Reseller Agreement"), including a list briefly identifying the contents of the exhibits and disclosure schedules to the Reseller Agreement. (Incorporated by reference from Exhibit 10.1 to the Registrant's Form 10-Q, for the quarterly period ended November 30, 1997, filed on January 14, 1998.)*

   10.2 Amendment No. One to Reseller Agreement dated as of February 7, 1998 (the "Reseller Amendment"). The exhibits and disclosure schedules to the Reseller Amendment are not included with the Reseller Amendment.
               A list briefly identifying the contents of such omitted exhibits and disclosure schedules is included herein. The Registrant agrees to furnish supplementally to the Commission, upon request, a copy of such exhibits and disclosure schedules.*

   23          Consent of Coopers & Lybrand L.L.P.



   99          Press Release of the Registrant dated February 9, 1998.
               (Previously filed)

* Confidential Treatment has been requested as to certain portions of this agreement. The term "Confidential Treatment" and the mark (*) is used throughout the agreement in order to indicate that material has been omitted and separately filed with the Securities and Exchange Commission.